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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 8, 2000


                           PROSPERITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)





                   TEXAS                                    0-25051                     74-2331986
         (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer
         incorporation or organization)                                             Identification No.)

             3040 POST OAK BOULEVARD
                 HOUSTON, TEXAS                                                             77056
    (Address of principal executive offices)                                              (Zip Code)
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       Registrant's telephone number, including area code: (713) 993-0002

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          Item 5. Other Events.

          On November 8, 2000, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that it had executed a definitive Agreement and Plan of Reorganization ("Agreement") with Commercial
Bancshares, Inc. ("Commercial") pursuant to which Commercial will be merged with and into the Company. The transaction is structured as a tax-free exchange of 155 shares of Company common stock for each share of Commercial common stock outstanding. Each outstanding option to acquire Commercial common stock will be converted to options to acquire 155 shares of Company common stock, with appropriate adjustments. Based on the closing price of the Company's common stock on November 7, 2000, the transaction values Commercial at $53.3 million.
The exchange ratio is subject to adjustment at the Company's option to a number of shares which would have an aggregate value of $45 million if the average price of the Company's common stock during the period of ten days prior to receipt of approval of the transaction from the Federal Reserve Board is less than $16.00 per share. The merger is to be accounted for as a pooling-of-interests. It is anticipated that the transaction will close during the first quarter of 2001, subject to the approval of Commercial's shareholders and the Company's shareholders, regulatory approvals and customary conditions.
The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated November 8, 2000 announcing the execution of the Agreement. The press release is incorporated by reference into this Item
5 and the foregoing description of the press release is qualified in its entirety by reference to the exhibit.

          Item 7.  Financial Statements and Exhibits.

                   Exhibits.

                   99.1  -  Press Release dated November 8, 2000 announcing the execution of the Agreement and Plan of
                            Reorganization between Prosperity Bancshares, Inc.
                            and Commercial Bancshares, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PROSPERITY BANCSHARES, INC.




Dated: November 13, 2000                    By:  /s/ David Zalman
                                                --------------------------------
                                                David Zalman
                                                President

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                                  EXHIBIT INDEX


 Exhibit
 Number                               Description
 ------                               -----------

  99.1 Press Release dated November 8, 2000 announcing the execution of the Agreement and Plan of Reorganization between Prosperity Bancshares,
            Inc. and Commercial Bancshares, Inc.

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